Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement, dated July 11, 2011, to
the Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

The following changes are made to your prospectus:

1. Effective August 20, 2011, the Current Policy Fee for the second Policy Year and later Policy Years will be increased from $6.25 to $7.25.  The table titled “Periodic Charges Other Than Portfolio Operating Expenses” in the “Fee Tables” section is amended accordingly.

2. In the “Charges and Deductions” section, the second sentence of the “Policy Fee” subsection is deleted and replaced with the following:

In subsequent Policy Years, we currently intend to charge $7.25 per month, and we guarantee that we will never raise it to more than $10.00 per month.

Please keep this supplement for future reference together with your prospectus.